                                                                     Exhibit a.2

                              CERTIFICATE OF TRUST

                                       OF

            CALAMOS GLOBAL DIVERSIFIED INCOME AND OPPORTUNITIES FUND

     The undersigned, constituting all of the members of the Board of Trustees of the Calamos Global Diversified Income and Opportunities Fund (the "Trust"), in order to form a Delaware statutory trust pursuant to Section 3810 of the Delaware Statutory Trust Act, hereby certifies the following:

     1. The name of the Delaware statutory trust is Calamos Global Diversified Income and Opportunities Fund.

     2. Prior to the issuance of beneficial interests, the Trust will become a registered investment company under the Investment Company Act of 1940, as amended.

     3. Notice is hereby given that pursuant to Section 3804 of the Delaware Statutory Trust Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only and not against the assets of the Trust generally or any other series thereof, and, unless otherwise provided in the governing instrument of the Trust, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets of such series.

     4. The registered office of the Trust in Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     5. The registered agent for service of process on the Trust is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

     6. This Certificate of Trust shall be effective on the date it is filed with the Office of the Delaware Secretary of State.

     IN WITNESS WHEREOF, the undersigned Trustee of the Trust has executed this Certificate as of the 30th day of March, 2007.


/s/ John P. Calamos                     /s/ Weston W. Marsh
-------------------------------------   ----------------------------------------
John P. Calamos                         Weston W. Marsh
Trustee                                 Trustee


/s/ Stephen B. Timbers                  /s/ John E. Neal
-------------------------------------   ----------------------------------------
Stephen B. Timbers                      John E. Neal
Trustee                                 Trustee


/s/ Joe F. Hanauer                      /s/ William R. Rybak
-------------------------------------   ----------------------------------------
Joe F. Hanauer                          William R. Rybak
Trustee                                 Trustee


/s/ David D. Tripple
-------------------------------------
David D. Tripple
Trustee

                            CERTIFICATE OF AMENDMENT
                                       TO
                              CERTIFICATE OF TRUST
                                       OF
            CALAMOS GLOBAL DIVERSIFIED INCOME AND OPPORTUNITIES FUND

     Pursuant to Title 12, Section 3810(b) of the Delaware Statutory Trust Act, the undersigned, constituting all of the members of the Board of Trustees of the Calamos Global Diversified Income and Opportunities Fund (the "Trust"), hereby certifies the following:

     1. The name of the Delaware statutory trust is Calamos Global Diversified Income and Opportunities Fund.

     2. That a Certificate of Trust was filed by the Secretary of State of Delaware on April 10, 2007, and that said Certificate requires an amendment as permitted by Title 12, Section 3810(b) of the Delaware Statutory Trust Act.

     3. The name of the Trust as set forth in Paragraph 1 of the Certificate of Trust is hereby amended as follows:

               Calamos Global Dynamic Income Fund

     4. This Certificate of Amendment shall be effective on the date it is filed with the Office of the Delaware Secretary of State.

     IN WITNESS WHEREOF, the undersigned Trustees of the Trust have executed this Certificate of Amendment as of the 16th day of May, 2007.


/s/ John P. Calamos                     /s/ Weston W. Marsh
-------------------------------------   ----------------------------------------
John P. Calamos                         Weston W. Marsh
Trustee                                 Trustee


/s/ Stephen B. Timbers                  /s/ John E. Neal
-------------------------------------   ----------------------------------------
Stephen B. Timbers                      John E. Neal
Trustee                                 Trustee


/s/ Joe F. Hanauer                      /s/ William R. Rybak
-------------------------------------   ----------------------------------------
Joe F. Hanauer                          William R. Rybak
Trustee                                 Trustee


/s/ David D. Tripple
-------------------------------------
David D. Tripple
Trustee